EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Comverse Technology, Inc. (the "Company") on Form 10-K for the period ended January 31, 2005 (the "Report"), I, Kobi Alexander, Chairman of the Board and Chief Executive Officer of the Company and I, David Kreinberg, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Kobi Alexander
                                           -------------------------------------
                                           Kobi Alexander
                                           Chairman and CEO
                                           Principal Executive Officer
                                           April 4, 2005

                                           /s/ David Kreinberg
                                           -------------------------------------
                                           David Kreinberg
                                           Executive Vice President and CFO
                                           Principal Financial Officer
                                           April 4, 2005


This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.